Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350, as adopted), Todd G. Simpson, PhD, Chief Executive Officer of Ditech Networks, Inc. (the “Company”), and William J. Tamblyn, the Chief Financial Officer of the Company, each hereby certify that, to the best of his knowledge:

1.             The Company’s Form 10-Q for the quarter ended July 31, 2010, and to which this Certification is attached as Exhibit 32 (the “Periodic Report ”), fully complies with the requirements of Section 13(a) or  Section 15(d) of the Securities Exchange Act of 1934, and

2.             The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 13th day of September, 2010.

/s/ TODD G. SIMPSON, PHD
Todd G. Simpson, PhD
CHIEF EXECUTIVE OFFICER

/s/ WILLIAM J. TAMBLYN
William J. Tamblyn
CHIEF FINANCIAL OFFICER